UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 21, 2025, Asbury Automotive Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the acquisition by Asbury Automotive Group, LLC (“Purchaser”), a Delaware limited liability company and a wholly-owned subsidiary of the Company, of substantially all of the assets, including real property and businesses of The Herb Chambers Companies, pursuant to a Purchase and Sale Agreement with various entities that comprise the Herb Chambers automotive dealerships group.

 In order to comply with the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the Securities Act of 1933, the Company hereby amends Item 9.01 of our Initial Report for the purpose of filing the financial statements of The Herb Chambers Companies and the related pro forma financial information in accordance with Article 11 of Regulation S-X, which were not previously filed with the Initial Report and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited combined financial statements of The Herb Chambers Companies as of and for the years ended December 31, 2024 and 2023, together with the notes thereto and the independent auditors’ report thereon are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited combined financial statements of The Herb Chambers Companies as of and for the three months ended March 31, 2025, together with the notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025, and unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2025 and the year ended December 31, 2024 are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)            Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

23.1	Consent of CBIZ CPAs P.C.
99.2	Audited combined financial statements of The Herb Chambers Companies as of and for the years ended December 31, 2024 and 2023 (with independent auditors’ report thereon)
99.3	Unaudited combined financial statements of The Herb Chambers Companies as of and for the three months ended March 31, 2025
99.4	Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025, and unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2025 and the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: July 29, 2025	By:	/s/ Michael D. Welch
	Name:	Michael D. Welch
	Title:	Senior Vice President and Chief Financial Officer